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                                                                   EXHIBIT 10.29

THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                       OUTSIDE SERVICE PROVIDER AGREEMENT

                 This OUTSIDE SERVICE PROVIDER AGREEMENT (the "Agreement") is entered into as of April 7, 1998 by and between Verio, Inc., a Delaware corporation, whose offices are located at 8005 South Chester Street, Suite 200, Englewood, Colorado 80112 ("Verio") and NTT America, Inc., a New York corporation, whose offices are located at 101 Park Avenue, 41st Floor, New York, New York 10178 ("NTT America") (each a "Party" and collectively the "Parties").

                 WHEREAS, Verio is engaged in the business of providing Internet services to customers in the United States and Canada, and NTT America and its Affiliates are in the business of providing telecommunications services to customers which include Japanese multinational corporations, with operations in the United States and the Pacific Rim;

                 WHEREAS, Verio desires to sell to NTT America and the NTT America Affiliates certain services which will then be resold by members of the NTT America Group to certain of their customers in the United States and Canada, and members of the NTT America Group desire to purchase such services, all as set forth herein; and

                 WHEREAS, contemporaneously with the execution of this Agreement, Verio and NTT (as hereinafter defined) are entering into the Stock Purchase and Master Strategic Relationship Agreement (the "SPA") and the Investment Agreement (the "Equity Investment Agreement"), both of even date herewith (collectively, the "Investment Agreements").

                 NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, NTT America and Verio agree as follows:

         1.      CERTAIN DEFINITIONS

1.1. "Affiliate" shall mean, as to a Party hereto, any person, corporation, firm, partnership or other entity which, directly or indirectly, through one or more intermediaries, controls (i.e., possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract, or otherwise), is controlled by or is under common control with such Party.

1.2. "ATM" or "Asynchronous Transfer Mode" shall mean the information transfer standard for routing traffic which uses packets (cells) of a fixed length (53-byte cell).

1.3.     [                           ***                ]

1.4.     [                           ***
                                                        ]

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THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


1.5. "Co-location Service" shall mean the service of renting or leasing space at the location designated to install a Party's telecommunications equipment or other equipment.

1.6. "E-Commerce" or "Electronic Commerce" shall mean the business between trading partners to offer services utilizing electronic information technologies, including the Internet.

1.7.     "Effective Date" shall mean the Closing Date specified in the SPA.

1.8. "Frame Relay" shall mean the information transfer standard for relaying traffic based on an address contained in the six-byte header of a variable length packet that is up to 2,106 bytes long.

1.9. "Internet Service Provider" shall mean a commercial organization that provides Internet services.

1.10.    [                           ***                                  ]

1.11.    [                           ***                                  ]

1.12.    [                           ***                                  ]

1.13.    [                           ***                                  ]

1.14.    "Jointly Developed Services" shall have the meaning set forth in
         Section 2.3.

1.15. "Managed Private Line" shall mean the management of private communication lines dedicated to a customer's particular use.

1.16.    [                           ***                                  ]

1.17.    [                           ***                                  ]

1.18. "Network Security Services" shall mean the services provided by Internet Service Providers to prevent infiltration of their network and their customers' networks.

1.19.    [                           ***                                  ]

1.20.    [                           ***                                  ]




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THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

1.21. "NTT" shall mean Nippon Telegraph and Telephone Corporation, a Japanese corporation.

1.22. "NTT America Affiliates" shall mean those entities set forth on Attachment E attached hereto. NTT America may modify the list of Affiliates set forth in Attachment E with Verio's prior consent, not to be unreasonably withheld.

1.23. "NTT America Group" shall mean NTT America and the NTT America Affiliates, collectively.

1.24.    [                           ***                                      ]

1.25. "Peering" shall mean the commercial practice under which Internet Service Providers exchange each other's traffic.

1.26. "POP" or "Point of Presence" shall mean a location where facilities and equipment of an Internet Service Provider are installed.

1.27. "Resell Services" shall mean those services described as such in Attachment A.

1.28.    "Routers" shall mean equipment that routes data packets.

1.29 "Service Level Commitments" shall mean those service levels described in Attachment B.

1.30. "TCP/IP" or "Transmission Control Protocol/Internet Protocol" shall mean a suite of network protocols that allows computers with different architectures and operating system software to communicate with other computers on the Internet.

1.31.    [                           ***                                      ]

1.32. "Transit" shall mean carrying customers' traffic to the Internet for a fee.

1.33.    "Web" shall mean the World Wide Web.

1.34. "Web Hosting" shall mean the daily operation and maintenance of Web sites for customers.

1.35.    "Working Group" shall have the meaning set forth in Section 6.2.

         2.      SCOPE OF SERVICES UNDER THIS AGREEMENT

2.1. Application of Agreement. This Agreement shall apply to the provision of Resell Services and certain Jointly Developed Services by Verio and NTT America. Neither NTT America nor any of the NTT America Affiliates shall have any obligation to contract with Verio for any other services such as Frame Relay, ATM and Managed Private Line services. In the event NTT





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THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

         America requests that Verio provide additional services and Verio desires to provide such services to NTT America, then such services shall be included as Resell Services pursuant to a mutually agreed upon written amendment to this Agreement.

2.2. Resell Services. The Resell Services which Verio shall provide to the NTT America Group for resale to their respective customers are described in Attachment A. All Resell Services shall be mutually agreed upon by the Parties. Any change in the scope of such Resell Services shall be pursuant to a mutually agreed upon written amendment to this Agreement. Changes in the scope of the Resell Services may include such additional services which may be developed by Verio and NTT America pursuant to Section 6.2.3.

2.3. Jointly Developed Services. The Parties shall use their commercially reasonable and good faith efforts to jointly develop certain services as described in Section 6.2.3 below (the "Jointly Developed Services"). Any change in the scope of such Jointly Developed Services, or the development of additional services, shall be through the establishment of one or more Working Groups in accordance with
         Section 6.2 below. The implementation of any services which may be developed pursuant to Section 6.2.3 shall be pursuant to a mutually agreed upon written amendment to this Agreement. After the services described in Section 6.2.3 have been developed and implemented for commercial use, the Parties may include such services as Resell Services through a mutually agreed upon written amendment to this Agreement. Thereafter, NTT America and Verio may mutually determine and appropriately modify the specifications and quality levels for
         such services including, but not limited to, [        ***        ]
         [                           ***                                  ].


         3.      RELATIONSHIP OF THE PARTIES

3.1. Independent Contractors. NTT America and Verio are, and shall remain, independent contractors, each responsible only for its own acts and/or omissions. Nothing in this Agreement shall be construed to constitute NTT America and Verio in the relationship of an employer-employee, franchisor-franchisee, principal-agent, partners or joint venturers, or as anything other than an independent contractor. Neither Party shall have the authority to make any representations, claims or warranties of any kind on behalf of the other Party or on behalf of such Party's licensors or suppliers.

3.2. Preferred Resell Services Provider. NTT America hereby designates Verio as the preferred supplier of Resell Services to the NTT America Group, which Resell Services shall be resold by NTT America to NTT America's customers in the United States and Canada. For purposes of this Agreement, NTT America's customers shall include the customers of any NTT America Affiliate. NTT America shall notify Verio of NTT America's new customers, after the Effective Date, in the United States and Canada which desire Resell Services, including a description of the specific services and scheduling requirements of such customers, provided that NTT America shall not provide such notice if: (i) NTT America determines that it is not technically, commercially or economically feasible under the terms and conditions of this Agreement for





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         Verio to provide the Resell Services to such NTT America customer;
         (ii) NTT America's customer requests a service provider other than Verio; or (iii) Verio cannot meet the customer's target installation date. Subject to the foregoing, Verio shall provide Resell Services to members of the NTT America Group for all of their customers for which Verio receives such notification, provided that (a) Verio receives a service order which reasonably complies with Verio's standard business practices and (b) NTT America's customer has agreed to abide by Verio's posted network use policy. If Verio is unable to provide Resell Services to a member of the NTT America Group or its customers in certain geographic areas, Verio and such NTT America Group member may discuss a solution that is technically, commercially and economically feasible; provided, however, that Verio shall not be obligated to provide Resell Services in such geographic areas and such NTT America Group member shall not be obligated to use Verio to provide Resell Services to the NTT America Group member's customers in such geographic areas.

3.3. Customer Relationships. Verio acknowledges that all of the NTT America Group's customers who utilize the Resell Services provisioned by Verio through NTT America shall contract exclusively with a member of the NTT America Group, and Verio shall have no direct contractual or financial interest in the customer relationships associated therewith.

         4.      RESELL SERVICES TO BE PROVIDED

4.1.     Verio's Responsibilities.

         4.1.1. Services. Verio hereby agrees to provide Resell Services to members of the NTT America Group so that the members of the NTT America Group may provide such Resell Services to each customer designated by a member of the NTT America Group to receive the Resell Services. Verio shall perform all Resell Services in accordance with and subject to the Service Level Commitments set forth in Attachment B.

         4.1.2. Equipment. Verio shall manage and maintain, at its expense, the quality and capacity levels of Verio's network, including without limitation obtaining any additional equipment necessary to provide Resell Services to NTT America's customers in accordance with the Service Level Commitments.

         4.1.3. Billing. NTT America may request Verio, from time to time, to provide billing services to the NTT America customers; provided, however, that Verio is not obligated to provide such billing services until such time, if any, as Verio has entered into an agreement with Kenan Systems Corporation which allows Verio to provide such billing services on behalf of NTT America. Verio shall provide NTT America with such billing information concerning NTT America's customers in Verio's possession as NTT America may reasonably request in order to allow NTT America to bill NTT America's customers as contemplated by Section 4.2.3. NTT America acknowledges that Verio has disclosed to NTT America that Verio's existing license agreement with Kenan Systems Corporation





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                 currently does not permit Verio to bill NTT America's
                 customers on behalf of NTT America. Verio and NTT America shall use commercially reasonable efforts to obtain such licenses, consents and technical assistance from Kenan Systems Corporation as may be necessary to allow Verio to provide NTT America with billing services as well as access to Verio's customer billing system for the purpose of viewing NTT America's customer data and making appropriate adjustments thereto. NTT America shall, at its own expense, pay for any such license, consent or assistance from Kenan Systems Corporation or other billing arrangements for NTT America's customers requested by NTT America. Verio will provide access to such billing records via a remote terminal to be located on the premises of one or more of the members of the NTT America Group. Notwithstanding the foregoing, billing and other data which identifies each Party's customers shall only be accessible by each Party's employees who need to access such data to perform billing services, in accordance with the Firewall Policy as described in Attachment F.

         4.1.4. Customer Termination. Verio and NTT America will use commercially reasonable good faith efforts jointly to develop appropriate procedures (including suspension of service or termination of a customer, and applicable notice periods) for Verio and members of the NTT America Group to respond to certain contingencies, such as a customer's violation of Verio's posted network use policy and other situations which may result in liability to Verio and/or a member of the NTT America Group. After such procedures have been developed and mutually agreed upon (the "Adverse Situation Procedures"), Verio shall not terminate or materially adversely change any Resell Service provided to NTT America customers except as provided in the Adverse Situation Procedures. NTT America acknowledges that members of the NTT America Group will contractually require their customers to abide by Verio's posted network use policy. In the Adverse Situation Procedures, as to matters within the knowledge and control of a member of the NTT America Group, such NTT America Group member shall agree to act as quickly to remedy a violation of Verio's posted network use policy by such members' customers as Verio customarily acts to remedy comparable violations by Verio's own customers or, in the event such NTT America Group member fails to act within such time frame, agree to compensate Verio for any liability to a third party arising from such NTT America Group member's failure to act within such time frame.

4.2.     NTT America's Responsibilities.

         4.2.1. Services. NTT America shall be responsible to perform its obligations set forth and described in Attachment A.

         4.2.2. Equipment. NTT America shall obtain and maintain, at its expense, such equipment required pursuant to Attachment A.

         4.2.3. Billing. NTT America shall be responsible for billing NTT America's customers for all Resell Services provided to such customers by Verio on behalf of NTT America.





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         4.2.4.  Costs and Expenses.  NTT America or the relevant NTT America
                 Affiliate shall be responsible for payment of the costs and expenses specifically designated as a responsibility of NTT America or such NTT America Affiliate pursuant to this Agreement.

4.3.     Customer Service Center.

         Verio and NTT America shall work together to develop a group of Japanese speaking customer support personnel at Verio's Customer Service Center, to be mutually agreed upon and described in Attachment A.

         5.      MARKETING

5.1. Development of Marketing Plan. Verio and NTT America shall jointly develop and mutually agree upon a marketing plan which shall govern all aspects of the Parties' joint promotion of the Resell Services (the "Marketing Plan"). The Marketing Plan shall be based upon the principles set forth and described in Attachment C attached hereto and, when mutually agreed upon by the Parties, shall replace and supersede Attachment C.

5.2. Verio's Responsibilities. Verio shall be responsible to perform its obligations set forth and described in Attachment C.

5.3. NTT America's Responsibilities. NTT America shall be responsible to perform its obligations set forth and described in Attachment C.

5.4. Certain Covenants. Verio and NTT America covenant to each other that it will: (a) not disparage the other Party's products and services or the good name, good will and reputation of the other Party; (b) avoid deceptive, misleading, or unethical practices that are or might be detrimental to the other Party, its products or services, or the public; (c) make no representations, warranties or guaranties with regard to the other Party or its products or services, except as authorized by the other Party in writing; (d) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to the other Party or its products or services; and (e) perform its obligations under this
         Article 5 in accordance with the Firewall Policy set forth in Attachment F. For purposes of this Section 5.4, the term "Party" shall include the Party's Affiliates.

         6.      JOINT EFFORTS

6.1. Purpose. During the term of this Agreement, the Parties intend to develop jointly certain capabilities and to explore certain methods to integrate the Parties' existing capabilities, as set forth and more fully described in this Article 6. Prior to the implementation of any plan developed pursuant to this Article, the Parties shall discuss and mutually agree upon any amendment to this Agreement reasonably required to clarify or establish the rights and





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         obligations of the Parties in connection with the implementation of such plan.  Any resulting additional service developed pursuant to
         Section 6.2.3 which NTT America desires to resell to its customers shall be included among the Resell Services described in Attachment A pursuant to a mutually agreed upon amendment to this Agreement. All of the Parties' joint efforts under this Article 6 shall be subject to the Firewall Policy set forth in Attachment F.

6.2. Establishment of Working Groups. Within thirty (30) calendar days after the Effective Date of this Agreement, NTT America and Verio shall establish working groups to develop certain plans described below (each a "Working Group"). The representatives of the Parties in each Working Group shall be experts in the area to be addressed by the applicable Working Group. Each plan developed by a particular Working Group must be submitted to the appropriate levels of management in each Party for approval. Neither Party shall have any obligation to implement a plan unless the Parties mutually agree to such implementation in writing pursuant to an amendment to this Agreement or otherwise.

         6.2.1.  [         ***         ]  Working Group ("[***] WG").  The
                 Parties shall establish and direct the OSS WG sub-working groups to address and to formulate plans to determine the following issues:

                          6.2.1.1.         [            ***            ]
                                  Sub-Working Group ("[***] SWG"). The Parties shall establish and direct the NMS SWG to
                                  develop a plan for the [       ***       ]
                                  [                    ***                 ]
                                  [  ***  ] which chooses to so (***) (the
                                  "[***] Plan").  The [***] Plan shall describe:
                                  (a) how and to what extent each Party's
                                  [                     ***                ]
                                  [***], including a description of any
                                  modification to [     ***     ] necessitated
                                  thereby; (b) a schedule to [     ***     ]
                                  [                  ***                   ]
                                  [               ***              ] ; (c) the
                                  estimated costs of such efforts; and (d) the
                                  ongoing operating expenses estimated to be
                                 incurred by Verio as a result of [   ***   ]
                                  [                  ***                   ]
                                  [       ***        ].  The Parties intend that
                                  each Party shall bear its own expenses
                                  related to [          ***                 ]
                                  [                  ***                   ]
                                  [       ***      ], and that [ *** ] ongoing
                                  operating expenses shall be borne solely by
                                  [***].  Any incremental license fees
                                  necessary to support [         ***        ]
                                  shall be borne solely by [     ***     ].

                          6.2.1.2.         [            ***           ]
                                  Sub-Working Group ("[       ***     ] SWG").
                                  The Parties shall establish and direct the
                                  [      ***      ] SWG to formulate a plan
                                  (the "[       ***      ] Plan") which shall
                                  describe:  (a) a method to [  ***  ]





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COMMISSION.


                                  [           ***             ] which minimizes
                                  the costs and delays to each Party; (b)
                                  recommendations on how to process [  ***  ]
                                  [ *** ] through each Party's [  *** ]; (c)
                                  the estimated licensing fees, if any, to
                                  [        ***      ] with respect to [  ***  ]
                                  [      ***       ] utilized by [      ***   ]
                                  [          ***          ]; (d) an estimate of
                                  each Party's costs with respect to [  ***  ]
                                  [  ***   ; and (e) the on-going operating
                                  expenses estimated to be incurred by [  *** ]
                                  for [                 ****                  ]
                                  [   ***   ], use of and access to [   ***   ]
                                  [           ***         ].  The Parties
                                  acknowledge and agree that the Parties' goal
                                  is (i) to minimize development efforts
                                  required to [    ***   ] and (ii) that
                                  appropriate license agreements be established
                                  to [                 ***                 ].
                                  Any incremental license fees necessary to
                                  support [        ***        ] shall be borne
                                  solely by [   ***   ].

                          6.2.1.3.         [    ***      ] Sub-Working Group
                                  ("[    ***      ] SWG").  The Parties shall
                                  establish and direct the [    ***      ] SWG
                                  to formulate a plan (the "[    ***      ]
                                  Plan") which shall describe:  (a)
                                  recommendations on how to structure a [ *** ]
                                         for [        ***        ] , including
                                  without limitation,  identifying the Party
                                  that shall be responsible for such [   ***  ];
                                          (b) the estimated licensing fees, if
                                  any, to [           ***         ] with
                                  respect to [ *** ] services; (c) an estimate
                                  of each Party's costs with respect to [ *** ] services; and (d) the on-going operating expenses estimated to be incurred by [ *** ]
                                  [          ***        ] for use of and
                                  access to [       ***          ].  The
                                  Parties acknowledge and agree that the
                                  Parties' goal is (i) to establish a [  ***  ]
                                  [              ***               ] and limit
                                  the costs associated therewith, (ii) to
                                  establish appropriate license agreements to
                                  provide the [                 ***           ]
                                  [  ***  ], and (iii) to work together to
                                  [                ***                        ]
                                  [             ***             ].

         6.2.2.  [         ***     ] Working Group ("[        ***       ] WG").
                 The Parties shall establish and direct the [       ***       ]
                 WG to address [                        ***                   ]
                 [  ***  ] and to formulate plans to determine the [    ***   ]
                 [                 ***               ] (to be embodied,
                 respectively, in the "Peering Arrangement" and the "Transit Arrangement"). Verio shall provide the initial proposed pricing schedule for the Transit Arrangement. The Parties acknowledge and agree that the amount of time to be allocated
                 to the [       ***       ] shall be determined by the [  ***  ]
                 [   ***   ] WG.  The [       ***       ] WG shall also develop
                 a plan to





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                 establish the [                     ***                    ]
                 [ *** ]; provided, however, that the Parties first establish
                 and implement a [                   ***                 ].
                 The Parties acknowledge that until such [       ***        ]
                 [     ***      ] is developed and implemented as provided
                 herein, [***] shall remain [          ***               ].

                          6.2.2.1.         Peering Arrangement.  The [  *** ]
                                  [   ***   ] WG shall develop a Peering
                                  Arrangement which would:  (a) provide for a
                                  [           ***              ], without
                                  charge for the [            ***           ]
                                  [                 ***                     ]
                                  [                 ***                     ]
                                  (b) identify locations within the continental
                                  United States for [             ***       ]
                                  [         ***          ]; and (c) agree on a
                                  cost-sharing mechanism for the implementation of the peering plan to include, without
                                  limitation, [     ***      ] expenses, [***]
                                  costs, and [      ***      ] expenses, as may
                                  be required to implement the agreed-upon peering approach.

                          6.2.2.2.         Transit Arrangement.  The [   ***  ]
                                  [   ***   ] WG shall develop a Transit
                                  Arrangement which would:  (a) provide for the
                                  [                    ***                    ]
                                  [                    ***                    ]
                                  [       ***      ]; (b) provide for the
                                  [                    ***                    ]
                                  [                    ***                    ]
                                  [        ***        ]; (c) identify locations
                                  within the continental United States for
                                  [  ***  ] relationships; (d) provide for
                                  [                    ***                    ]
                                  [                    ***                    ]
                                  [                    ***                    ]
                                  [                    ***                    ]
                                  [                    ***                    ]
                                  [                    ***                    ]
                                  [                    ***                    ]
                                  [           ***                ]; (e) provide
                                  for [ *** ] between the [    ***    ] and the
                                  [    ***     ] and establish mutually
                                  agreeable [ *** ] terms [        ***        ]
                                  [         ***       ]; and (f) provide for
                                  [ *** ] review of the pricing schedule with respect to the Transit Arrangement.

         6.2.3. Service Development. NTT America and Verio shall use commercially reasonable good faith efforts to negotiate the terms and conditions of an amendment to this Agreement to develop the following services:

                          6.2.3.1.         [           ***          ] Working
                                  Group ("[ *** ] WG"). The Parties shall establish and direct the [ *** ] WG to develop a plan for the implementation of [ *** ] (the "[ *** ]





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                                  Arrangement") which shall provide [ *** ]
                                  services to their respective customer bases
                                  through both [            ***             ]
                                  [ *** ].

                          6.2.3.2.         Additional Services.  The Parties
                                  shall use commercially reasonable good faith
                                  efforts to jointly develop additional
                                  services under the same procedures provided
                                  above for the [ *** ] WG, including, for
                                  example and without limitation:  (i) [ *** ]
                                  [  *** ]; (ii) [ ***  ]; (iii) [ *** ]; and
                                  (iv) [  ***   ].

6.3. Additional Working Groups. The Parties agree to establish additional Working Groups to address systems issues encountered by the Parties in the future during the course of their commercial relationship. In particular, a Working Group shall be established to address the sales and marketing issues addressed in Attachment C, and an additional Working Group shall be established to identify appropriate technical measurements of Verio's provisioning of Resell Services to be used in the Service Level Commitments.

6.4. Working Group Expenses. Each Party shall bear its own costs and expenses incurred in connection with such Party's participation in each Working Group.

6.5. Results of Working Groups. To the extent necessary, the agreements reached by the working groups in their respective areas of responsibility shall be embodied in one or more amendments to this Agreement.

         7.      FEES AND EXPENSES

7.1. Fees for Resell Services. NTT America (directly or through the NTT America Affiliates) agrees to pay Verio for all Resell Services provided to members of the NTT America Group at such prices and upon such terms as set forth on Attachment D.

7.2. Customer Pricing. Members of the NTT America Group shall, in their sole discretion, set the prices for the Resell Services provided to their respective customers.

7.3.     Price Adjustment.  In no event shall Verio charge members of the NTT
         America Group [  ***   ] for any Resell Service at a rate higher than
         the lowest rate being charged to any other strategic partner of Verio. In the event that Verio has no other strategic partners, Verio shall
         extend to the members of the NTT America Group [  ***   ] prices
         [                               ***                                 ]
         [                               ***                                 ]
         [                               ***                                 ]
         [                               ***                                 ]
         [               ***                 ].  Any change in pricing effected
         as a result of the application of the immediately preceding sentence
         shall come into effect as of the effective time [        ****       ]
         [                               ***                                 ]
         [ *** ].

7.4. Expenses. The Parties shall set forth their agreement concerning payment of each Party's expenses in Attachment D hereto.

         8.      USE OF TRADEMARKS, SERVICE MARKS AND TRADE NAMES

8.1. Trademark License. In no event may either Party or its Affiliates use the other Party's or the other Party's Affiliates' trademarks, service marks or trade names without prior written consent of the other Party or its Affiliate, as the case may be, which may be granted or withheld in the other Party's or its Affiliate's sole discretion.

8.2. Ownership. Each Party acknowledges that the other Party and its Affiliates own and retain all trademarks, service marks, trade names, logos, designations, copyrights and other proprietary rights in or associated with the other Party and its Affiliates, and agrees that it will not at any time during or after the term of this Agreement assert or claim any interest in or do anything that may adversely affect the validity of any trademark, service mark, trade name, logo, designation or copyright belonging to or licensed to the other Party or its Affiliates (including, without limitation, any act or assistance to act, which may infringe or lead to the infringement of any of the other Party's or its Affiliates' proprietary rights).

         9.      ORDERING

9.1. Purchase Orders. NTT America and Verio shall jointly develop and mutually agree upon an ordering process which shall include the appropriate use of applicable software and forms that are to be provided by Verio and which may be altered from time to time as commercially necessary.

9.2. Cancellation of Purchase Orders. Any purchase order from any member of the NTT America Group may be canceled in whole or part by such NTT America Group member without charge upon written notice thereof received by Verio prior to Verio making commitments which will cause Verio to incur cancellation charges. NTT America shall reimburse Verio for any cancellation charges incurred by Verio as a result of a breach of the immediately preceding sentence by a member of the NTT America Group.

9.3. Change Orders. Except to the extent that Verio incurs any charges to any third party, changes may be made by NTT America Group members, at no additional charge, in any purchase order under this Agreement (including changes in the quantities and configurations of Verio's services covered by such purchase order), by a written notice requesting such changes which is received by Verio at least fifteen
         (15) days prior to the scheduled date to initiate services.

         10.     CONFIDENTIAL INFORMATION

10.1. Confidential Information and Obligations. All documents, other materials and other information made available to a Party or its employees by the disclosing Party in connection with this

         Agreement, including but not limited to, this Agreement and any trade secret, information, process, technique, algorithm, computer program (source and object code), design, drawing, formula or test data relating to any research project, work in process, future development, engineering, manufacturing, marketing, servicing, financing or personnel matter relating to the disclosing party, its present or future products, sales, suppliers, clients, customers, employees, investors or business, whether in oral, written, graphic, or electronic form (collectively, the "Confidential Information"), shall be deemed to have been furnished to the other Party in confidence and shall remain the exclusive property of the disclosing Party both during and after the term of this Agreement. Each Party shall maintain in trust and confidence all Confidential Information which it may (i) develop or accumulate for the disclosing Party during the term of this Agreement or (ii) acquire from the disclosing Party at any time, and will not during the term of this Agreement or thereafter, use the disclosing Party's Confidential Information for its own benefit or disclose or permit any of its employees or agents to disclose, through any medium, the Confidential Information to any other person; provided, however, that the recipient Party may disclose the disclosing Party's Confidential Information to such employees, agents and Affiliates of the recipient Party who need to know such Confidential Information for the purpose of effectuating this Agreement and who have been informed of and have agreed to protect the confidential nature of such Confidential Information. For purposes of this Article 10, the term "Party" shall include the Party's Affiliates. The rights and obligations of the Parties under this
         Article 10 shall be subject to the provisions of Section 5.2 of the Equity Investment Agreement with respect to the Designated Employees (as defined in the Equity Investment Agreement).

10.2. Use of Information. Nothing in this Agreement shall prohibit or limit either Party's use of information (including, but not limited to, ideas, concepts, know-how, techniques, and methodologies) which (a) is now, or hereafter becomes, publicly known or available through lawful means; (b) is rightfully in recipient's possession, as evidenced by recipient's records; (c) is disclosed to recipient without confidential or proprietary restriction by a third party who rightfully possesses the information (without confidential or proprietary restriction); (d) is independently developed by recipient without any breach of this Agreement; or (e) is the subject of a written permission to disclose provided by the disclosing party. In the event either Party receives a subpoena or other validly issued administrative or judicial process requesting Confidential Information of the other Party, it shall provide prompt notice to the other Party of such receipt and permit the other Party an opportunity to obtain a protective order with respect to such Confidential Information. The Party receiving the subpoena shall thereafter be entitled to comply with such subpoena or other process to that extent required by law.

10.3. Return of Confidential Information. Upon the termination or expiration of this Agreement or upon request from the disclosing Party or after the non-disclosing Party's need for it has expired, the non-disclosing Party shall return all Confidential Information to the disclosing Party and certify in writing that it has returned or destroyed all such information to the disclosing Party and has not kept any copies of the Confidential Information. The obligation of each Party with respect to the Confidential Information shall survive the termination or expiration of this Agreement for a period of three
         (3) years.

10.4. Publicity. Except as necessary to comply with applicable securities laws or the rules of any applicable securities exchange (provided that the Party undertaking the publicity has first consulted with the other Party), no publicity, including, but not limited to press releases, concerning this Agreement and the relationship of the Parties, shall be issued by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, (a) the Parties shall issue a mutually agreeable joint press release in the United States and Japan announcing this Agreement upon the Closing under the SPA and
         (b) NTT may issue a mutually agreeable press release solely in Japan announcing the Investment Agreements and this Agreement upon the execution of this Agreement.

         11.     INTELLECTUAL PROPERTY

11.1. Grant of Rights. The Parties acknowledge and agree that they shall grant each other the licenses to their respective intellectual property rights as necessary and as mutually agreed upon on a case-by-case basis.

11.2. NTT America's and its Affiliates' Intellectual Property. Unless otherwise herein expressly provided, all work product, documentation, procedures, methods, computer programs, source code, software products, IP products, systems designs, ideas, inventions, techniques and know how ("Work Product and Innovations") that are developed, discovered or created solely by NTT America or its Affiliates in the course of performing NTT America's obligations under this Agreement, shall be the exclusive property of NTT America or its Affiliates, as the case may be.

11.3. Verio's and its Affiliates' Intellectual Property. Unless otherwise herein expressly provided, all Work Product and Innovations that are developed, discovered or created solely by Verio or its Affiliates in the course of performing Verio's obligations under this Agreement, shall be the exclusive property of Verio or its Affiliates, as the case may be.

11.4. Service Development. Subject to the provisions of this Article 11, the ownership of any intellectual property developed pursuant to
         Section 6.2.3 shall be negotiated by the Parties on a project by project basis.

         12.     REPRESENTATIONS AND WARRANTIES

12.1. Representations and Warranties of Verio. Verio represents, warrants, and covenants to NTT America that:

         12.1.1. Verio has the right to enter into this Agreement and to provide the Resell Services described herein, this Agreement does not violate any material contracts or other obligations by which Verio or any of its assets are bound, and the Resell Services as provided by Verio to the members of the NTT America Group do not infringe any intellectual property right (including but not limited to patents, copyrights, trademarks and trade secrets) of any third party.

         12.1.2. Verio shall continue standard operational practices and procedures with respect to NTT America's customers relating to its Resell Services, provide sufficient bandwidth and availability to ensure that the Resell Services are available to the members of the NTT America Group and their customers, provide such commercially and economically viable data loss prevention and disaster recovery mechanisms, and provide the latest security features to minimize and prevent infiltration of Verio's network.

         12.1.3. Verio will comply with all applicable international, national, state, regional, and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to the products or services of the members of the NTT America Group where to not so comply will have a material adverse effect on Verio's ability to perform its obligations under this Agreement.

12.2. Representations and Warranties of NTT America NTT America represents, warrants, and covenants to Verio that:

         12.2.1. NTT America has the right to enter into this Agreement and to resell the Resell Services described herein, this Agreement does not violate any material contracts or other obligations by which NTT America or any of its assets are bound and, except to the extent the representation and warranty set forth in Section 12.1.1 is not correct, the Resell Services as provided by the members of the NTT America Group to their customers do not infringe any intellectual property right (including but not limited to patents, copyrights, trademarks and trade secrets) of any third party.

         12.2.2. NTT America will comply with all applicable international, national, state, regional, and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to the products or services of Verio where to not so comply will have a material adverse effect on NTT America's ability to perform its obligations under this Agreement.

         13.     INDEMNIFICATION

13.1.    Agreement of Verio to Indemnify.

                          Subject to the conditions, provisions and limitations of this Article 13, and the other applicable provisions of this Agreement, Verio hereby agrees to indemnify, defend and hold harmless the members of the NTT America Group from and against all actual and direct damages, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by the members of the NTT America Group by reason of or resulting from any of the following:

         13.1.1. Any grossly negligent act or grossly negligent failure to act or willful misconduct of Verio under this Agreement or any violation of law by Verio, its employees, officers, subcontractors, business invitees or agents;

         13.1.2. Any material breach of, or failure to perform any of Verio's obligations, representations or covenants under, this Agreement; or

         13.1.3. Any third party claim for personal injury or physical damage to property caused by the grossly negligent or intentional acts or omissions of Verio, its employees, agents, subcontractors, or business invitees.

13.2.    Agreement of NTT America to Indemnify.

                          Subject to the conditions, provisions and limitations of this Article 13, and the other applicable provisions of this Agreement, NTT America hereby agrees to indemnify, defend and hold harmless Verio from and against all actual and direct damages, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by Verio by reason of or resulting from any of the following:

         13.2.1. Any grossly negligent act or grossly negligent failure to act or willful misconduct or any violation of law by NTT America, its employees, officers, subcontractors, business invitees or agents;

         13.2.2. Any material breach of, or failure to perform any of NTT America's obligations, representations or covenants under, this Agreement; or

         13.2.3. Any third party claims for personal injury or physical damage to property caused by the negligent or intentional acts or omissions of NTT America, its employees, agents, subcontractors, officers or business invitees.

13.3.    Conditions of Indemnification.

                          The obligations and liabilities of Verio and NTT America hereunder with respect to their respective indemnities pursuant to this Article 13, resulting from any claim, demand or other assertion of liability by third parties (hereinafter called collectively "Demands"), shall be subject to the following terms and conditions:

         13.3.1. Defense by Indemnifying Party. Subject to the consent of the Party to be indemnified pursuant to this Article 13 (the "Indemnified Party") (such consent not to be unreasonably withheld, conditioned or delayed), the indemnifying Party (the "Indemnifying Party") will have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement of any such Demand asserted against the Indemnified Party, such defense, compromise or settlement to be undertaken on behalf of and for the account and risk of the Indemnifying Party.

         13.3.2. Defense by Indemnified Party. In the event the Indemnifying Party shall elect not to undertake such defense by its own representatives, the Indemnifying Party shall give prompt written notice of its election to the Indemnified Party, and the Indemnified Party will undertake the defense, compromise or settlement thereof by counsel designated by it whom the Indemnifying Party determines in writing to be satisfactory for such purposes. The consent of the Indemnifying Party to the Indemnified Party's choice of counsel shall not be unreasonably withheld, conditioned or delayed.

         13.3.3. Settlement. No settlement or compromise of any such Demand may be made by a Party hereto without the prior express written consent or approval of the other Party hereto.

         13.3.4. Joint Liability. In the event that any Demand shall arise out of a transaction or cover any period or periods wherein NTT America and Verio each is or may be liable hereunder for part of the liability or obligation arising therefrom, then such Parties shall, each choosing its own counsel and bearing its own expense, defend such Demand, and no settlement or compromise of such Demand may be made without the joint consent or approval of Verio and NTT America, except where the respective liabilities and obligations of NTT America and Verio are clearly allocable or attributable on the basis of objective facts.

         13.3.5. Survival.  The agreements to indemnify contained in this
                 Article 13 shall survive termination or expiration of this Agreement for a period of two years after the effective date of such termination or expiration; provided, however, that with respect to any Demand or other matter (including actual and direct damages incurred other than as a result of a third party claim) for which notice has been timely given within such two year period, the indemnification period shall be extended until the final resolution of such Demand or other matter (including actual and direct damages incurred other than as a result of a third party claim).

         13.3.6. Notice. A Party having reason to believe that it may be entitled to indemnification under this Article 13 shall give reasonably prompt written notice to the other Party hereto from whom indemnification may be sought specifying in reasonable detail the nature and basis of any Demand or other matter (including actual and direct damages incurred other than as a result of a third party claim) which may give rise to such indemnification but such notice shall not be a condition of such indemnification. The failure of the Indemnified Party to provide such notice shall not relieve the Indemnifying Party of its obligations under this Article 13, unless the delay or failure to provide such notice prejudices an Indemnifying Party in a manner that demonstrably results in additional actual and direct damages to such Indemnifying Party, in which event such Indemnifying Party shall be relieved of such obligations but only to the extent such additional actual and direct damages can be proved.

         14.     LIMITATION OF LIABILITY

14.1. NO CONSEQUENTIAL DAMAGES. EXCEPT TO THE EXTENT THAT A PARTY IS REQUIRED TO INDEMNIFY THE OTHER PARTY FOR THE PAYMENT OF THE SAME

THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


         TO A THIRD PARTY PURSUANT TO ARTICLE 13, NEITHER PARTY (OR THEIR AFFILIATES) SHALL BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY NATURE, FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, THE BREACH OF THIS AGREEMENT OR ANY TERMINATION OF THIS AGREEMENT, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF THE OTHER PARTY (OR ITS AFFILIATES) HAS BEEN WARNED OF THE POSSIBILITY OF SUCH DAMAGES. ALL REMEDIES, INCLUDING, WITHOUT LIMITATION, THE TERMINATION OF THIS AGREEMENT AND ALL OF THE REMEDIES PROVIDED BY LAW (AND NOT EXCLUDED PURSUANT TO THE FOREGOING SENTENCE), SHALL BE DEEMED CUMULATIVE AND NOT EXCLUSIVE.

14.2. MAXIMUM AGGREGATE LIABILITY. IN NO EVENT WILL NTT AMERICA'S OR VERIO'S TOTAL AGGREGATE LIABILITY ARISING FROM OR RELATED TO THIS AGREEMENT, FROM ALL CAUSES OF ACTION OF ANY KIND, INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY, EXCEED THE TOTAL AMOUNT PAID BY THE MEMBERS OF THE NTT AMERICA GROUP HEREUNDER DURING THE PREVIOUS TWELVE MONTHS FROM THE DATE SUCH CLAIM AROSE.

         15.     TERM AND TERMINATION

15.1. Term. The term of this Agreement shall be the period of time commencing on the Effective Date and ending upon the earlier of (a) the date immediately preceding the third (3rd) anniversary of the Effective Date and (b) the termination of this Agreement in accordance with the provisions of this Article 15. In no event shall either Party have any obligations or liability under this Agreement, and this Agreement shall not come into effect, until the Parties execute the Investment Agreements. Either Party may terminate this Agreement in the event that such Party terminated, or is entitled to terminate, the SPA pursuant to Section 6.1 thereof.

15.2. Termination for Cause. This Agreement may be terminated by either Party upon the expiration of sixty (60) days after written notice of a material breach of any of the obligations of the other Party contained in this Agreement or the Investment Agreements, if the other Party fails to cure such breach during the sixty (60) day cure period.

15.3.    [                              ***                                ]

15.4.    [                              ***                                ]

THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

         [                              ***                             ].

         16.     DISPUTE RESOLUTION

16.1. Dispute Resolution. Any controversy or claim arising out of, relating to or in connection with this Agreement shall be resolved through arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect, as modified by the terms of this Article 16. Arbitration shall be conducted at a location in Denver, Colorado, to be agreed upon by the Parties.

16.2. Incorporation by Reference. To the extent this Article 16 is deemed a separate agreement, independent from this Agreement, Section 17.6 and
         Section 17.9 are incorporated herein by reference.

16.3. Selection of Arbitrators. Arbitration shall be conducted by three (3) arbitrators with each Party to this Agreement selecting one (1) arbitrator each and the two selected arbitrators then selecting the third arbitrator.

16.4. Limited Discovery. Prior to the commencement of the arbitration, each Party shall be entitled to take limited discovery, including the rights to request a reasonable number of documents, to serve no more than twenty (20) interrogatories and to take no more than three (3) depositions. This limited discovery shall be conducted in accordance with the Federal Rules of Civil Procedure, which shall be interpreted and enforced by the arbitrators.

16.5. Hearing and Decision. The arbitrators shall, as soon as practicable and upon fifteen (15) days' written notice to each Party, conduct an arbitration hearing and proceeding on the merits of the

THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


         dispute and thereafter shall issue a written decision citing the bases for the decision, including findings of fact and conclusions of law. The decision of the arbitrators shall be based on a majority vote.

16.6. Costs and Expenses. Each Party shall bear its own costs and expenses arising out of any arbitration, including the costs of any arbitrator selected by it, and shall bear equally the costs, expenses and fees of the third arbitrator.

16.7. Consolidation and Joinder. Any arbitration arising out of or relating to this Agreement or breach thereof may include by consolidation, joinder or other manner any other person or persons which or whom a party to the arbitration reasonably believes to be substantially involved in a common question of fact or law.

16.8. Enforcement. The agreement to arbitrate shall be specifically enforceable under prevailing arbitration law. Any award rendered by the arbitrators shall be final, binding and enforceable by any party to the arbitration, and judgment may be rendered upon it in accordance with applicable law in a court of competent jurisdiction.

16.9. Waiver of Right to Litigate. Each Party hereby waives any and all rights to, and hereby covenants not to, bring any lawsuit, arbitration or other proceeding in any jurisdiction, judicial body or forum arising under or relating to this Agreement or its subject matter (other than an arbitration proceeding described above or a legal proceeding solely to enforce the award or judgment of such arbitration proceeding).

16.10. United States Arbitration Act. The Parties acknowledge that this Agreement evidences a transaction involving interstate commerce. The United States Arbitration Act shall govern the interpretation, enforcement, and proceedings pursuant to the arbitration clause in this Agreement.

         17.     GENERAL PROVISIONS

17.1. No Third-Party Beneficiary. It is the explicit intention of the Parties hereto, that, except for the NTT America Affiliates [ *** ], no person or entity other than the Parties is or shall be entitled to bring any action to enforce any provision of this Agreement against either of the Parties, and the covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by the Parties hereto or their respective successors and assigns as permitted hereunder.

17.2. NTT America Affiliate. NTT America has the right to assign the benefits of this Agreement to any one or more of the NTT America Affiliates but such assignment shall not render them liable for any of the obligations under this Agreement, which shall remain the exclusive obligations of NTT America.

17.3. Force Majeure. Subject to the next following sentence, neither Party shall be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, sabotage of material or supplies or any other cause beyond the control of such Party ("Force Majeure"), provided that such Party gives the other Party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof. In the event of such a Force Majeure, the time for performance or cure shall be extended for a period equal to the duration of the Force Majeure but not in excess of six (6) months.

17.4. Assignment. This Agreement and the rights and obligations hereunder shall not be assigned or otherwise transferred by Verio without the prior written consent of NTT America. NTT America shall have the right to assign or transfer its rights under this Agreement to an Affiliate. Any assignment by NTT America to any entity or person other than an Affiliate of NTT America requires the prior written consent of Verio.

17.5. Survival. The provisions of this Agreement which by their terms are intended to survive the termination of this Agreement, including but not limited to, Sections 8.2, 11.2, 11.3, 15.3 and 15.4 and Articles 10, 13, 14, 16, and 17 shall survive the termination of this Agreement, regardless of the reason for the termination.

17.6. Notices. All notices hereunder shall be made by certified or registered airmail, return receipt requested, by recognized overnight courier, by confirmed telex or facsimile or confirmed electronic mail, in each case if sent during normal business hours of the recipient, and if not, then on the next business day, shall be deemed complete upon receipt, and shall be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof).

                 Notices to Verio:         Verio, Inc.
                                           8005 South Chester Street
                                           Suite 200
                                           Englewood, Colorado  80112
                                           Attention:  Mr. Sean Brophy
                                           Telephone:  303-645-1906
                                           Facsimile:  303-708-2494

                 Copy to the General Counsel of Verio at the address set forth above.

                 Notices to NTT America:   NTT America, Inc.
                                           101 Park Avenue, 41st Floor
                                           New York, NY  10178

                                           Attention:  Mr. Richard Nohe, Vice
                                                         President
                                           Telephone:  212 808 2203
                                           Facsimile:  212 661 1078

                           Copy to:        Nippon Telegraph and Telephone
                                           Corporation

                                           Global Communications Headquarters
                                           Tokyo Opera City Tower
                                           20-2 Nishi-shinjuku 3-chome
                                           Shinjuku-ku,
                                           Tokyo 163-14 Japan

                                           Attention:  Mr. Tatsuo Kawasaki, Vice
                                                         President
                                           Telephone:  81 3 5353 5361
                                           Facsimile:  81 3 5353 5753

17.7. Waiver. Any waiver of any right or default hereunder shall be effective only in the instance given and shall not operate as or imply a waiver of any similar right or default on any subsequent occasion.

17.8. Severability. No determination by a court of competent jurisdiction that any term or provision of this Agreement is invalid or otherwise unenforceable shall operate to invalidate or render unenforceable any other term or provision of this Agreement and all remaining provisions shall be enforced in accordance with their terms.

17.9. Governing Law. This Agreement shall be governed by the laws of the State of New York (exclusive of the choice of law rules thereof).

17.10. Entire Agreement; Headings. This Agreement, the Attachments and the Investment Agreements hereto constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings, oral or written. This Agreement may be modified only by an instrument in writing duly executed by both Parties. The Article and Section headings in this Agreement are inserted for convenience of reference only and shall not be used in interpreting this Agreement.

17.11. Attorney's Fees. In any arbitration all costs of arbitration including reasonable attorney fees shall be allocated to such Party as designated by the arbitrators.

17.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

17.13 Performance by Affiliates. In the event that a Party's performance of its obligations under this Agreement requires the cooperation or performance of an Affiliate of such Party, such Party shall procure the cooperation or performance of its Affiliate.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Parties hereto have signed and sealed this Agreement on the date first set forth above.



VERIO, INC.                            NTT AMERICA, INC.

By: /s/  JUSTIN L. JASCHKE             By: /s/ KEISUKE NAKASAKI
   -------------------------------        --------------------------------------

Print Name:  Justin L. Jaschke         Print Name:  Keisuke Nakasaki
           -----------------------                ------------------------------

Title:  President                      Title:  President & CEO
      ----------------------------           -----------------------------------

THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                  ATTACHMENT A

                                    SERVICES



         1.      RESELL SERVICES

                 The Resell Services that Verio shall provide to the NTT America Group members and their customers are as follows:

                 1. Normal commercial dedicated and dial-up access connection to Verio's network

                 2.       Web-hosting and Co-location

                 3.       Network Security Services

                 4.       E-Commerce

                 5.       Consulting services

                 6. Additional services as may be included herein by mutual agreement of the Parties pursuant to Section 2.2.


         2.  JOINTLY DEVELOPED SERVICES

         The Jointly Developed Services are those services that Verio and NTT America may jointly develop in accordance with Article 6 through Working Groups which Verio shall provide to members of the NTT America Group and their respective customers upon mutual agreement. After such services have been developed for commercial use, such services shall, upon the mutual agreement of Verio and NTT America, be included among the other Resell Services defined above.

         The Jointly Developed Services are as follows:

1.       [ *** ]

2.       Such other services as the Parties may mutually agree.

         3.      [                    ***                       ]

                 3.1      Verio acknowledges and agrees that:  (a) [  ***  ]
                 [                    ***                      ]
                 [                    ***                      ]

THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


         [                               ***                               ].

                 3.2      Verio may provision [          ***               ].

                 3.3      Verio will provide the [            ***          ].

         4.      CUSTOMER CARE

                 4.1 Verio shall provide the Resell Services and the technical support for the Resell Services to members of the NTT America Group for their customers.

                 4.2 Verio shall be responsible for responding to technical issues relating to network connectivity and trouble shooting, as appropriate, after being notified by members of the NTT America Group or their customers of problems with the Resell Services. Verio will provide outside assistance as and when necessary in accordance with its standard technical support practices. If an NTT America customer's equipment is provided and managed by Verio, Verio shall be responsible for on site maintenance and trouble shooting for that equipment. Verio shall promptly notify NTT America of any problems or difficulties that have the potential to adversely impact, or are having an adverse impact on, the Resell Services provided to NTT America's customers.

                 4.3 A toll-free number shall be provided by Verio to NTT America, at NTT America's expense, for NTT America's customers and shall be used as the method for such customers to reach the Japanese speaking customer support personnel.

                 4.4 In an area where NTT America does not have a POP and/or a sales and support team, Verio shall provide the local customer support but only after being requested to do so in writing by NTT America, subject to NTT America and Verio having developed a mutually agreeable local customer support mechanism and work flow process, which mechanism and process NTT America and Verio shall work together to develop.

                 4.5 Verio shall contact customers of a member of the NTT America Group only at the request of a member of the NTT America Group, unless the Parties mutually agree otherwise.

                 4.6 NTT America shall be responsible for all costs associated with setting up and maintaining the customer care/technical support center developed for the sole purpose of supporting the NTT America customer base, including direct payment and reimbursement of all expenses associated with the same, including without limitation salaries and pro-rata facilities expenses as agreed upon by the relevant Working Group.

         5.      TRAINING

                 Verio shall provide comprehensive training to employees of members of the NTT America Group on Verio's services, the underlying internetworking technologies, and relevant Internet-related protocols in conjunction with Verio's standard customary training programs.

                                  ATTACHMENT B

                           SERVICE LEVEL COMMITMENTS



SERVICE LEVELS.

Verio and NTT America shall create a Working Group in accordance with Section
6.2 of the Agreement to identify appropriate technical measurements of Verio's provisioning of Resell Services to NTT America's customers, including service outages, which measurements shall be set forth in this Attachment B by the mutual agreement of the Parties.

SERVICE LEVEL FAILURES.

The Working Group shall address outages and down time. Subject to the provisions of the last sentence of this paragraph, the Parties acknowledge that it is appropriate for Verio to provide members of the NTT America Group with an outage credit with respect to down time incurred by their customers as a result of any failure of Verio's network in an amount equal to the outage credit which a member of the NTT America Group is required to provide to its customers as a result of the same. The Working Group shall evaluate and agree upon the appropriate outage measurements for the determination of such outage credit. The outage credit to be offered to NTT America Group member customers, when mutually agreed upon by the Parties, shall be reimbursed by Verio to the extent paid by members of the NTT America Group to their respective customers.

                                  ATTACHMENT C

                                 MARKETING PLAN



1.       BRANDING

         NTT America shall have the right to market the Resell Services under a brand name to be determined by NTT America.

2.       MARKETING MATERIALS

         Verio and NTT America will coordinate the development and production of marketing materials. The Parties shall combine their efforts and resources and share costs with respect to product advertising, technical pre-sales support, and other promotional activities, provided any such cooperative efforts shall be subject to mutual agreement by the Parties.

3.       SALES AND PROMOTION / SALES PROCESSES

         3.1 Sales Force. NTT America shall maintain a sales force that shall serve as the single contact point for all NTT America customers.

         3.2 Promotion. NTT America shall be solely responsible for promoting the sale of the Resell Services in the United States to NTT America's customers; provided, however, that the foregoing shall not be construed to limit Verio's ability to sell its services to third parties including NTT America customers. Verio shall provide NTT America with technical information, marketing assistance, technical sales support and marketing tools as shall be determined by the relevant Working Group in order to market the Resell Services.

         3.3 Account Representative. Verio shall assign to an NTT America designated account representative such support responsibilities as shall be determined by the relevant Working Group. Such account representative will assist NTT America and NTT America customers throughout the term of this Agreement.

THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                  ATTACHMENT D

                            VERIO'S PRICING SCHEDULE


         Verio shall extend to members of the NTT America Group [   ***    ]
certain indicated discounts off of Verio's local, regional, and national prices (to the extent such pricing structures have been developed by Verio) but the prices charged to members of the NTT America Group [ *** ] shall be [ *** ]
[                               ***                                       ]. In
the event that Verio has no other strategic partners, Verio shall extend to
members of the NTT America Group [                      ***                  ].

         SERVICE                NON-RECURRING PORTION      MONTHLY RECURRING


a.       Resell Services        [***]                      [***]

b.       [     ***      ]       [     ***      ]           [     ***      ]

c.       Equipment              [   ***   ]                [***]

d.       Consulting             [***]                      [      ***     ]

e.       [       ***       ]    [       ***    ]           [     ***      ]
                                [                    ***                  ]

f.       [     ***      ]       [     ***      ]           [     ***      ]
                                [                    ***                  ]


Members of the NTT America Group, in their sole discretion, may supply their own equipment for the above services.


----------

(1)  [                             ***                              ]
(2)  [                             ***                              ]

THE INFORMATION BELOW MARKED (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Each Party shall provide consulting services to the other Party at the standard hourly rate agreed to herein or based on a Custom Quote by either Party.

         Legend

         The terms used above shall have the following meanings:

         National List Price: Prices for services that apply on a nationwide basis, when available.

         Custom Quote: The actual price for the service to be developed on a case by case basis.

         ICB: Individual case basis, which price is to be determined by Verio
         based on a [           ***           ].

         RBOC Tariff: Prices which are established and published per Regional Bell Operating Companies (RBOC) for a tariffed service, such as T1.

         Standard Hourly Rate: The rate charged by Verio to its other resellers.

                                  ATTACHMENT E


                             NTT AMERICA AFFILIATES


1.       ntta.com, inc.

2.       [OTHERS TO BE ADDED BY NTT AMERICA PURSUANT TO SECTION 1.22 ABOVE]

                                  ATTACHMENT F


                                 FIREWALL POLICY


The Parties agree that Verio and members of the NTT America Group will maintain and abide by a formal Firewall Policy, which may be amended from time to time by mutual agreement and as to which each Party will also develop more detailed compliance rules, procedures, and methodologies. Each Party shall ensure that each of their relevant employees is given a copy of this Policy and of any amendment hereto and also a current copy of that Party's more detailed rules, procedures, and methodologies. Such employees shall periodically certify in writing that they have read this Policy and these materials and agree to abide thereby. Each Party shall select an employee responsible for overseeing the implementation of the Policy and for responding to questions from employees regarding the Policy.

Under this Policy, each Party will erect and maintain "firewalls" at their respective companies to ensure that if one Party's nonpublic, confidential, and proprietary business information, particularly information relating to that Party's specific customers and customer contracts or bids and its prices, pricing plans and policies, and retail selling activities, is disclosed to the other Party, that information will not be disclosed to any persons at the other Party who are responsible for developing that other Party's own customer contracts or bids, prices, pricing plans and policies, and retail selling activities.

For example, if Verio performs billing services for NTT America, only the persons at Verio with the need to have access to that NTT America customer billing information in order to perform the billing service function for NTT America shall have access to that information and that NTT America information shall not be disclosed to other persons at Verio who price and sell Verio's services to customers. A comparable approach shall obtain if, for example, one Party performs maintenance, trouble ticketing, or technical assistance for the other Party and necessarily will have access to that other Party's confidential business information in order to perform the service.

Additionally, when the Parties jointly develop and produce general or brand marketing and promotional materials, they shall ensure that that cooperative effort does not involve the exchange of one or both Parties' nonpublic, confidential, and proprietary information relating to specific customers, customer contracts or bids, prices, pricing plans and policies, or retail selling activities.